================================================================================
--------------------------------------------------------------------------------

                            Schedule 14A Information
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]
Check the Appropriate Box:
[   ]    Preliminary Proxy Statement

[   ]    Confidential,  for Use of the Commission  Only (as permitted by Rule
         14a-6(e)(2))

[ X ]    Definitive Proxy Statement

[   ]    Definitive Additional Materials

[   ]    Soliciting  Material  Pursuant to Section  240.14a-11(c)  or Section
         240.14a-12

--------------------------------------------------------------------------------
================================================================================

                     PEAPACK-GLADSTONE FINANCIAL CORPORATION

                 (Name of Registrant as Specified in its Charter
                                       and
                     Name of Person Filing Proxy Statement)

================================================================================


Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[  ]     Fee computed on table below per Exchange  Act Rules  14a-6(i)(1)  and
         0-11.

         1)       Title  of  each  class  of  securities  to  which  transaction applies:
                  ______________________________________________________
         2)       Aggregate number of securities to which transaction applies:
                  ______________________________________________________
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                  ______________________________________________________
         4)       Proposed maximum aggregate value of transaction:
                  ______________________________________________________
         5)       Total fee paid:
                  ______________________________________________________
[   ]    Fee paid previously with preliminary materials.

[   ]    Check box if any part of the fee is offset as  provided  by  Exchange
         Act Rule 0-11(a)(2) and identify the filing with which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

            Amount Previously Paid:  _____________________________________
            Form, Schedule or Registration Statement No.: _________________ Filing Party: ________________________________________________
            Date Filed:  __________________________________________________

--------------------------------------------------------------------------------
================================================================================

                     PEAPACK-GLADSTONE FINANCIAL CORPORATION
                               158 Route 206 North
                           Gladstone, New Jersey 07934
                         ------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 25, 2000
                        ---------------------------------

To Our Shareholders:

               NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Peapack-Gladstone Financial Corporation will be held at Peapack-Gladstone's Loan and Administration Building, 158 Route 206 North, Gladstone, New Jersey, on April 25, 2000, at 2:00 p.m. local time for the purpose of considering and voting upon the following matters:

               1. Election of twelve  directors to serve until the expiration of their terms and thereafter until their successors shall have been duly elected and qualified;

               2. Such other business as may properly come before the meeting or any adjournment thereof.

               Only shareholders of record at the close of business on March 20, 2000, are entitled to receive notice of, and to vote at, the meeting.

               You are urged to read carefully the attached proxy statement relating to the meeting.

               Shareholders are cordially invited to attend the meeting in person. Whether or not you expect to do so, we urge you to date and sign the enclosed proxy form and return it in the enclosed envelope as promptly as possible. You may revoke your proxy by filing a later-dated proxy or a written revocation of the proxy with the Secretary of Peapack-Gladstone prior to the meeting. If you attend the meeting, you may revoke your proxy by filing a later-dated proxy or written revocation of the proxy with the Secretary of the meeting prior to the voting of such proxy.


                               By Order of the Board of Directors



                               CATHERINE A. McCATHARN,
                               Corporate Secretary

Gladstone, New Jersey
March 24, 2000


               YOUR VOTE IS IMPORTANT. PLEASE SIGN AND RETURN THE
                    ENCLOSED PROXY IN THE ENVELOPE PROVIDED.

                     PEAPACK-GLADSTONE FINANCIAL CORPORATION
                               158 Route 206 North
                           Gladstone, New Jersey 07934

                       -----------------------------------

                                 PROXY STATEMENT
                              Dated March 24, 2000
                      ------------------------------------


                       GENERAL PROXY STATEMENT INFORMATION

               This  proxy  statement  is  furnished  to  the   shareholders  of
Peapack-Gladstone Financial Corporation in connection with the solicitation by the Board of Directors of Peapack-Gladstone of proxies for use at the Annual Meeting of Shareholders to be held at Peapack-Gladstone's Loan and Administration Building, 158 Route 206 North, Gladstone, New Jersey on April 25, 2000 at 2:00 p.m. local time. This proxy statement is first being mailed to shareholders on approximately March 24, 2000.

                               VOTING INFORMATION

Outstanding Securities and Voting Rights
----------------------------------------

               The record date for determining shareholders entitled to notice of, and to vote at, the meeting is March 20, 2000. Only shareholders of record as of the record date will be entitled to notice of, and to vote at, the meeting.

               On the record date, 2,871,530 shares of Peapack-Gladstone's common stock, no par value, were outstanding and eligible to be voted at the meeting. Each share of Peapack-Gladstone's common stock is entitled to one vote.

               At the meeting, inspectors of election will tabulate both ballots cast by shareholders present and voting in person, and votes cast by proxy. Under applicable state law and Peapack-Gladstone's certificate of incorporation and by-laws, abstentions and broker non-votes are counted for purpose of establishing a quorum but otherwise do not count. Generally, the approval of a specified percentage of shares voted at a shareholders meeting is required to approve a proposal and thus abstentions and broker non-votes have no effect on the outcome of a vote. The election of directors requires the affirmative vote of a plurality of Peapack-Gladstone's common stock voted at the meeting, whether voted in person or by proxy.

               All shares represented by valid proxies received pursuant to this solicitation will be voted "FOR" the election of the twelve nominees for director who are named in this proxy statement, unless the shareholder specifies a different choice by means of the proxy or revokes the proxy prior to the time it is exercised. Should any other matter properly come before the meeting, the persons named as proxies will vote upon such matters according to their discretion unless the shareholder otherwise specifies in the proxy.

Revocability of Proxy
---------------------

               Any shareholder giving a proxy has the right to attend and to vote at the meeting in person. A proxy may be revoked prior to the meeting by filing a later-dated proxy or a written revocation if it is sent to the Secretary of Peapack-Gladstone, Catherine A. McCatharn, at 158 Route 206 North, Gladstone, New Jersey, 07934, and is received by Peapack-Gladstone in advance of the meeting. A proxy may be revoked at the meeting by filing a later-dated proxy or a written revocation with the Secretary of the meeting prior to the voting of such proxy.

Solicitation of Proxies
-----------------------

               This   proxy   solicitation   is  being  made  by  the  Board  of
Peapack-Gladstone and the costs of the solicitation will be borne by Peapack-Gladstone. In addition to the use of the mails, proxies may be solicited personally or by telephone or facsimile transmission by directors, officers and employees of Peapack-Gladstone and its subsidiaries who will not be specially compensated for such solicitation activities. Peapack-Gladstone will also make arrangements with brokers, dealers, nominees, custodians and fiduciaries to forward proxy soliciting materials to the beneficial owners of shares held of record by such persons, and Peapack-Gladstone may reimburse them for their reasonable expenses incurred in forwarding the materials.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

                              Director Information

               Peapack-Gladstone's certificate of incorporation and by-laws authorize a minimum of 5 and a maximum of 25 directors, but leave the exact number to be fixed by resolution of Peapack-Gladstone's Board of Directors. The Board is presently comprised of 12 members, 11 of whom were elected at the last annual meeting, and Anthony J. Consi, II, who was appointed to the Board in conjunction with the recent merger with Chatham Savings, FSB. Directors are elected annually by the shareholders for one-year terms. Peapack-Gladstone's Nominating Committee has nominated the twelve current directors, for reelection to serve for one-year terms expiring in 2001 and until their successors shall have been duly elected and qualified.

               Shareholders will elect 12 directors at the meeting. Unless a shareholder indicates otherwise on the proxy, the proxy will be voted for the persons named in the table below to serve until the expiration of their terms, and thereafter until their successors have been duly elected and qualified.

               The following table sets forth the names and ages of the Board's nominees for election, the nominees' position with Peapack-Gladstone (if any), the principal occupation or employment of each nominee for the past five years and the period during which each nominee has served as a director of Peapack-Gladstone. The nominee's prior service as a director includes prior service as a director of Peapack-Gladstone Bank prior to the formation of the holding company.



                       NOMINEES FOR ELECTION AS DIRECTORS


         Name              Age     Director Since   Principal Occupation of Employment for Past Five Years
========================  =====  ================= =================================================================================
Anthony J. Consi, II        55           2000      Senior Vice President of Finance and Operations, Weichert Realtors; previously
                                                   Chairman of Chatham Savings, FSB.
------------------------  -----  ----------------- ---------------------------------------------------------------------------------
Pamela Hill                 62           1991      President of Ferris Corp. since 1995; previously Vice President of Ferris Corp.
------------------------  -----  ----------------- ---------------------------------------------------------------------------------
T. Leonard Hill             88           1944      Chairman of the Board of Peapack-Gladstone and the Bank since 1989; Chairman of
                                                   Ferris Corp.
------------------------  -----  ----------------- ---------------------------------------------------------------------------------
Frank A. Kissel             49           1989      President and CEO of Peapack-Gladstone and the Bank since 1989.
------------------------  -----  ----------------- ---------------------------------------------------------------------------------
John D. Kissel              47           1987      Manager of Turpin Real Estate, Inc. since 1991.
------------------------  -----  ----------------- ---------------------------------------------------------------------------------
James R. Lamb               57           1993      Principal of James R. Lamb, P.C., Attorney at Law since 1967.
------------------------  -----  ----------------- ---------------------------------------------------------------------------------
George R. Layton            72           1966      Director of Layton Funeral Home since 1953.
------------------------  -----  ----------------- ---------------------------------------------------------------------------------
Edward A. Merton            59           1981      President of Merton Excavating and Paving Co. since 1961.
------------------------  -----  ----------------- ---------------------------------------------------------------------------------
F. Duffield Meyercord       53           1991      Managing Director and Partner of Carl Marks Consulting Group, LLC., since 1998;
                                                   Managing Director, Meyercord Advisors, Inc., since 1985; Director of Programmer's
                                                   Paradise, Inc. since 1991.
------------------------  -----  ----------------- ---------------------------------------------------------------------------------
John R. Mulcahy             61           1981      Retired since 1994; previously President of Mulcahy Realty and Construction.
------------------------  -----  ----------------- ---------------------------------------------------------------------------------
Philip W. Smith III         44           1995      President, Phillary Management, Inc. since 1994; previously Commercial Real
                                                   Estate Broker, C.B. Commercial Group, Inc.
------------------------  -----  ----------------- ---------------------------------------------------------------------------------
Jack D. Stine               78           1976      Retired; Trustee of Proprietary House Association (Perth Amboy).
------------------------  -----  ----------------- ---------------------------------------------------------------------------------

T. Leonard Hill is the father of Pamela Hill.
Frank A. Kissel and John D. Kissel are brothers.


Recommendation and Vote Required on Proposal 1
----------------------------------------------

               Peapack-Gladstone's Board of Directors unanimously recommends a vote "FOR" management's nominees for director. Peapack-Gladstone's directors will be elected by a plurality of the votes cast at Peapack-Gladstone's meeting, whether in person or by proxy.


                      COMMITTEES OF THE BOARD OF DIRECTORS

               The Board of Directors of Peapack-Gladstone held five (5) meetings during 1999. All the directors of Peapack-Gladstone also serve as directors of the Bank, which held thirteen (13) meetings during 1999.

               Peapack-Gladstone   maintains  a  standing   Executive/Nominating
Committee, Audit Committee and Compensation Committee. These Committees are described below:

               Executive/Nominating Committee. The principal function of the Executive Committee is to exercise the authority of Peapack-Gladstone's Board in the management and affairs of Peapack-Gladstone, as required, between meetings of the Board. The Executive Committee also serves as Peapack-Gladstone's Nominating Committee and as such makes recommendations with respect to nominees for election to Peapack-Gladstone's Board and nominees to fill vacancies in Board membership between meetings. Shareholders may make recommendations to the Committee, which has no established criteria. The members are Messrs. Frank A. Kissel, Hill, Lamb, Layton, Mulcahy and Stine. There were ten (10) meetings of the Executive Committee in 1999.

               Audit Committee. The Audit Committee (which also serves as the audit committee for the Bank) supervises internal audits of Peapack-Gladstone and the Bank, reviews reports of internal and external auditors engaged by Peapack-Gladstone and the Bank, makes recommendations for changes in relevant systems and policies, and recommends the appointment of outside auditors. The Audit department of the Bank reports directly to the Audit Committee. The members are Ms. Pamela Hill and Messrs. John D. Kissel, Mulcahy and Stine. There were four (4) meetings of the Audit Committee in 1999.

               Compensation Committee. The Compensation Committee is responsible for overseeing the executive compensation practices at Peapack-Gladstone and the Bank and reviewing and evaluating the compensation of other officers and employees of Peapack-Gladstone and the Bank. The members are Messrs. Frank A. Kissel, Hill, Meyercord, Merton and Stine. There were three (3) meetings of the Compensation Committee to establish compensation levels for 1999.

               During 1999, all directors of Peapack-Gladstone attended no fewer than 75% of the total number of meetings of Peapack-Gladstone's (or the Bank's) Board and meetings of committees on which such director served.

               Mr. T. Leonard Hill is ex-officio with full voting powers on all committees.


                             DIRECTOR'S COMPENSATION

               Peapack-Gladstone pays its directors an $8,000 annual retainer, and $400 for each regular Bank Board meeting they attended and $300 for each committee meeting they attended. Frank A. Kissel, as a full-time employee, was not compensated for services rendered as a director.

               The 1995 Stock Option Plan for Outside Directors provides for the award of non-qualified stock options to each outside director on a scheduled basis depending upon when an outside director was first elected to the Board of the Bank. No stock options were awarded to directors under the plan in 1999.

               In April 1998, the shareholders of Peapack-Gladstone approved a non-qualified stock option plan for non-employee directors of Peapack-Gladstone. The 1998 Stock Option Plan for Outside Directors provides for the award of options to each outside director on a scheduled basis depending upon when an outside director was first elected to the Board. That schedule is:

        Annual Meeting                            Options to Purchase
        at which elected                           (number of shares)
        ----------------                           ------------------
        1998 or before                                   2,756
               1999                                      2,205
               2000                                      1,653
               2001                                      1,102
               2002                                        551

No stock options were awarded to Directors under the Plan in 1999.

               The exercise price for the option shares may not be less than the fair market value of the common stock on the date of grant of the option. The options granted under these plans are, in general, exercisable not earlier than one year after the date of grant, at a price equal to the fair market value of the common stock on the date of grant, and expire not more than ten years after the date of grant. The stock options vest during a period of up to five years after the date of grant. All options granted under these plans are exercisable in cumulative installments of 20% for each year after the date of grant such that 100% of such options will be exercisable after five years.


                      BENEFICIAL OWNERSHIP OF COMMON STOCK

Certain Beneficial Owners
-------------------------

               The following table sets forth as of February 29, 2000 certain information as to beneficial ownership of each person known to Peapack-Gladstone to own beneficially more than 5% of the outstanding common stock of Peapack-Gladstone. The beneficial owner in the table below has sole voting and investment power as to all his shares.

                                 Number of Shares
Name of Beneficial Owner         Beneficially Owned       Percent of Class
===============================  ==================       ================

James M. Weichert                          286,730               9.98%
-------------------------------  ------------------       ----------------

Stock Ownership of Directors and Executive Officers
---------------------------------------------------

               The following table sets forth as of February 29, 2000 the number of shares of Peapack-Gladstone's common stock that were beneficially owned by each of the directors/nominees, the executive officers of Peapack-Gladstone for whom individual information is required to be set forth in this proxy statement (the "Named Executive Officers") pursuant to the regulations of the Securities and Exchange Commission (the "SEC"), and by all directors and executive officers as a group.

                                             Number of Shares
Name of Beneficial Owner                   Beneficially Owned (1)             Percent of Class (2)
========================================  =============================  =========================
Arthur F. Birmingham                      4,568        (3)                                 *
Garrett P. Bromley                        3,299        (4)                                 *
Anthony J. Consi, II                      19,000                                           *
Pamela Hill                               25,168       (5)                                 *
========================================  =============================  =========================

T. Leonard Hill                           61,022       (6)                               2.03%
========================================  =============================  =========================

Frank A. Kissel                           29,590       (7)                                 *
========================================  =============================  =========================

John D. Kissel                            18,840       (8)                                 *
========================================  =============================  =========================

James R. Lamb                              9,671       (9)                                 *
========================================  =============================  =========================

George R. Layton                          33,639       (10)                              1.12%
========================================  =============================  =========================

Edward A. Merton                          10,217       (10)                                *
========================================  =============================  =========================

F. Duffield Meyercord                      8,418       (10)                                *
========================================  =============================  =========================

John R. Mulcahy                           11,199       (11)                                *
========================================  =============================  =========================

Robert M. Rogers                           6,329       (12)                                *
========================================  =============================  =========================

Philip W. Smith, III                       10,144      (13)                                *
========================================  =============================  =========================

Craig C. Spengeman                          6,982      (14)                                *
========================================  =============================  =========================

Jack D. Stine                              11,593      (15)                                *
========================================  =============================  =========================

All directors and executive officers      280,237      (16)                            9.34%
as a group (19 persons)


NOTES:
*              Less than one percent

(1) Beneficially owned shares include shares over which the named person exercises either sole or shared voting power or sole or shared investment power. It also includes shares owned (i) by a spouse, minor children or by relatives sharing the same home,
               (ii) by  entities  owned or  controlled  by the named  person and
               (iii) by other persons if the named person has the right to acquire such shares within 60 days by the exercise of any right or option. Unless otherwise noted, all shares are owned of record or beneficially by the named person.

(2) The number of shares of common stock used in calculating the percentage of the class owned includes shares of common stock outstanding as of February 29, 2000, and 129,712 shares purchasable pursuant to options exercisable within 60 days of February 29, 2000.

(3) This total includes 329 shares allocated to Mr. Birmingham under Peapack-Gladstone's Profit Sharing Plan, 63 shares owned by Mr. Birmingham's child, and 3,595 shares purchasable pursuant to options excisable within 60 days.

(4)            This total  includes 233 shares  allocated to Mr.  Bromley  under
               Peapack-Gladstone's   Profit   Sharing   Plan  and  3,066  shares
               purchasable pursuant to options exercisable within 60 days.

(5) This total includes 6,891 shares purchasable pursuant to options exercisable within 60 days.

(6) This total includes 41,002 shares owned by the Hill Family Trusts and 8,689 shares purchasable pursuant to options exercisable within 60 days.

(7) This total includes 1,102 shares owned by Mr. Frank A. Kissel's wife, 1,542 shares owned by Mr. Kissel's children, 1,915 shares allocated to Mr. Kissel under Peapack-Gladstone's Profit Sharing Plan and 11,691 shares purchasable pursuant to options exercisable within 60 days.

(8) This total includes 577 shares owned by Mr. John D. Kissel's wife, 1,991 shares owned by Mr. Kissel's children and 6,891 shares purchasable pursuant to options exercisable within 60 days.

(9) This total includes 1,158 shares owned by Mr. Lamb's wife, 696 shares owned by Mr. Lamb's children and 5,736 shares purchasable pursuant to options exercisable within 60 days.

(10) This total includes 6,891 shares purchasable pursuant to options exercisable within 60 days.

(11) This total includes 232 shares owned by Mr. Mulcahy's wife and 4,203 shares purchasable pursuant to options exercisable within 60 days.

(12)           This total  includes  882 shares  allocated  to Mr.  Rogers under
               Peapack-Gladstone's   Profit   Sharing   Plan  and  5,447  shares
               purchasable pursuant to options exercisable within 60 days.

(13) This total includes 2,090 shares owned by Mr. Smith's wife, 258 shares owned by Mr. Smith's children and 4,806 shares purchasable pursuant to options exercisable within 60 days.

(14) This total includes 284 shares owned by Mr. Spengeman's wife, 989 shares allocated to Mr. Spengeman under Peapack-Gladstone's Profit Sharing Plan and 5,447 shares purchasable pursuant to options exercisable within 60 days.

(15) This total includes 5,733 shares purchasable pursuant to options exercisable within 60 days.

(16) This total includes 10,558 shares beneficially owned by 2 Executive Officers who are not Directors or Named Executive Officers which total includes 8,651 shares purchasable pursuant to options exercisable within 60 days.

                             EXECUTIVE COMPENSATION

General
-------

               Executive compensation is described below in the tabular format mandated by the SEC. All share amounts have been re-stated to give effect to stock dividends.

Summary Compensation Table
--------------------------

         The following table summarizes all compensation earned in the past three years for services performed in all capacities for Peapack-Gladstone and its subsidiaries with respect to the named executive officers.


                                                                                        SUMMARY COMPENSATION TABLE

                                                                                       Long Term Compensation
                                                      Annual Compensation                        Awards
                                                      -------------------              -----------------------------

                                                                                           All Other Compensation
                                                                                Stock Option         ($) (1)
                Name and                     Year      Salary ($)   Bonus ($)     Awards(#)     Principal Position
-----------------------------------------    ------    ----------   ----------   -----------    -------------------
                                                                                                C>
Frank A. Kissel,                             1999       229,616        46,000    10,501         5,056
    President and CEO of                     1998       229,692        42,000      --           3,537
    Peapack-Gladstone and the Bank           1997       197,495        40,000     6,300         0,784


Craig C. Spengeman,                          1999       119,766        18,000     2,100         7,963
    Senior Vice President of                 1998       113,538        13,200      --           6,292
    Peapack-Gladstone and the Bank           1997        91,846         9,200     3,308         5,113


Robert M. Rogers,                            1999       104,500        15,750     2,100         6,988
    Senior Vice President of                 1998        95,288        13,800      --           5,320
    Peapack-Gladstone and the Bank           1997        85,435         8,550     3,308         4,771


Garrett P. Bromley,                          1999        99,769        15,000     2,100         6,683
    Senior Vice President of the Bank        1998        97,461        11,280        --         5,436
    (2)                                      1997        63,000         9,000     3,308            --


Arthur F. Birmingham                         1999        89,769      13,500       2,100         6,038
    Senior Vice President of                 1998        85,255      10,080          --         4,557
    Peapack-Gladstone and the Bank           1997        78,000       7,800       3,308         4,356

-------------------------

NOTES:
(1) Consists of contributions made to Peapack-Gladstone's Savings and Profit Sharing Plan.

(2)   Mr. Bromley commenced employment on April 3, 1997.


Stock Option Grants in 1999
---------------------------

               During 1999, the following Named Executive Officers were granted stock options:

               Frank A. Kissel, 10,501 options, Craig S. Spengeman, 2,100 options, Robert M. Rogers, 2,100 options, Garrett P. Bromley, 2,100 options, and Arthur F. Birmingham, 2,100 options.

Aggregated Option Exercises in 1999 and Year-End Option Value
-------------------------------------------------------------

               The following table shows options exercised, if any, during 1999, and the value of unexercised options held at year-end 1999, by the named executive officers. Peapack-Gladstone does not use SARs as compensation.


                     AGGREGATED OPTIONS/SAR EXERCISES IN THE
                    LAST FISCAL YEAR AND FY-END OPTION VALUES
                                                                                Number of Securities        Value of Unexercised
                                                                               Underlying Unexercised       In-the-Money Options
                                                                                  Options at Fiscal              At Fiscal
                                                                                     Year-End (#)             Year-End ($)
                                                                                    -------------             ------------
                                  Shares Acquired On                                Exercisable/              Exercisable/
  Name                                Exercise (#)        Value Realized ($)        Unexercisable             Unexercisable
-------------------               ------------------      ------------------   ----------------------        ------------------
  (a)                                     (b)                   (c)                        (d)                        (e)
Frank A. Kissel                             --              --                     8,202/15,860               195,167/88,180

Craig C. Spengeman                          --              --                      4,286/4,826               103,034/37,573

Robert M. Rogers                            --              --                      4,286/4,826               103,034/37,573

Garrett P. Bromley                          --              --                      2,205/5,408               32,431/40,774

Arthur F. Birmingham                        ___             ___                     2,712/5,011               48,247/37,411



Savings and Profit Sharing Plans
--------------------------------

               Peapack-Gladstone has established a qualified defined contribution plan under Section 401(k) (the "401(k) Plan") of the Internal Revenue Code of 1986, as amended (the "Code"), covering substantially all salaried employees over the age of twenty-one with at least twelve months' service and whose participation is not prohibited by the 401(k) Plan. Under the savings portion of the 401(k) Plan, employees may contribute up to fifteen percent of their pay to their elective account via payroll withholding. Peapack-Gladstone adds a matching contribution equal to fifty percent up to a maximum of $250 of the employee contribution. In addition, the Board may elect to make a discretionary contribution to the profit sharing part of the 401(k) Plan. The profit sharing portion is non-contributory and funds are invested in Peapack-Gladstone's common stock.

Pension Plan
------------

               Peapack-Gladstone sponsors a non-contributory defined benefit pension plan that covers substantially all of Peapack-Gladstone's salaried employees. The benefits are based on an employee's compensation, age at retirement and years of service. It is the policy of Peapack-Gladstone to fund not less than the minimum funding amount required by the Employee Retirement Income Security Act.

               The following table sets forth the estimated annual benefits that an eligible employee would receive under Peapack-Gladstone's qualified defined benefit pension plan, assuming retirement age at 65 in 1999 and a straight life annuity benefit, for the remuneration levels (subject to an annual compensation limit of $160,000) and years of service shown.


                            Years of Credited Service
Remuneration                    10             15               20        25          30
-----------------------    ---------      ---------        -------      -------     -------
$ 50,000                   $ 12,275        $18,211         $ 24,147     $30,083     $31,424
 100,000                     27,025         40,661           54,297      67,933      69,966
 150,000                     41,775         63,111           84,447     105,783     108,507
 160,000                     42,955         65,831           88,707     111,583     114,671

-------------------------------------------------------------------------------------------


         The years of credited  service of the named  executives are as follows:
Mr. Kissel - eleven years, Mr. Spengeman - fifteen years, Mr. Bromley - two years, and Mr. Rogers - thirteen years, Mr. Birmingham - three years.


Change of Control Arrangements
------------------------------

               Peapack-Gladstone  and the Bank  entered  into  Change-in-Control
Agreements with Frank A. Kissel, Craig C. Spengeman, Robert M. Rogers, Arthur F. Birmingham and two other officers as of January 1, 1998 and with Garrett P. Bromley as of April 3, 1998, each of which provide for termination benefits in the event of a change in control of Peapack-Gladstone (as defined in the agreements). Pursuant to the agreements, under certain circumstances, Peapack-Gladstone and the Bank would be required to pay aggregate amounts equal to three times the highest salary and bonuses paid per year during any calendar year during the three years prior to the change in control plus continue certain health benefits. The agreements have cut-back provision so that the payment would be reduced to avoid exceeding amounts set forth in Section 280G of the Internal Revenue Code. That provision limits payments generally to three times the last five-year average W-2 compensation.


Section 16(a) Beneficial Ownership Reporting Compliance
-------------------------------------------------------

               Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires that Peapack-Gladstone's executive officers, directors and persons who own more than ten percent of a registered class of Peapack-Gladstone's common stock, file reports of ownership and changes in ownership with the SEC. Based upon copies of reports furnished by insiders, all
Section 16(a) reporting requirements applicable to insiders during 1999 were satisfied on a timely basis.


           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Board of Directors established a Compensation Committee which has been charged with overseeing executive compensation practices at Peapack-Gladstone. Members of the Compensation Committee are F. Duffield Meyercord, Edward A. Merton, Jack D. Stine, T. Leonard Hill and Frank A. Kissel. Decisions on compensation of executive officers have been made by the full Board of Directors based upon the recommendations of the Compensation Committee. T. Leonard Hill, Chairman of the Board, and Frank A. Kissel, President & Chief Executive Officer, have no input regarding their own compensation which is determined by the remaining Directors.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Directors and officers and their associates were customers of and had transactions with the Bank subsidiary during the year ended December 31, 1999, and it is expected that such persons will continue to have such transactions in the future. All deposit accounts, loans, and commitments comprising such transactions were made in the ordinary course of business of the Bank on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and, in the opinion of management of Peapack-Gladstone, did not involve more than normal risks of collectibility or present other unfavorable features.

               During 1999, Peapack-Gladstone Bank paid for legal services to the law firm of James R. Lamb, P.C., whose Principal is James R. Lamb, a director and shareholder of Peapack-Gladstone. In addition, during 1999 the Bank paid Merton Excavating Company for contracting work, whose principal is Edward
A. Merton, a director and shareholder of Peapack-Gladstone.


             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

               The following report was prepared by the Compensation Committee of Peapack-Gladstone regarding executive compensation policy and its relation to Peapack-Gladstone's performance.


Compensation Review Process
---------------------------

               The Compensation Committee of the Board of Directors is responsible for establishing and overseeing policies governing annual and long-term compensation programs for the officers named in the compensation tables shown above and other executive officers of Peapack-Gladstone.

               In establishing compensation for executive officers, the Committee considers many factors including, but not limited to, Corporation performance, individual performance and peer group compensation practices. In considering Corporation performance, the Compensation Committee reviews the actual performance of Peapack-Gladstone in light of its annual budget, which includes expense items, deposit levels, loan growth, fee income and trust department management. Annual performance reviews of each officer together with salary studies prepared by the New Jersey Community Bankers Association and KPMG are some of the sources of compensation information which are utilized in determining executive compensation. Base salaries approximate the average base salaries paid by similar financial institutions for similar positions.

               During 1999, Mr. Frank A. Kissel served as President and Chief Executive Officer of the Bank and President and Chief Executive Officer of Peapack-Gladstone. Mr. Kissel's base salary for 1999 was set by the Board based on his performance in executing his responsibilities in those positions in 1998 and the performance anticipated from him in 1999 and future years. The Board also considered the objectives set by the Committee for 1999, the overall performance of Peapack-Gladstone and Mr. Kissel's ability to develop and motivate employees to meet Peapack-Gladstone's short and long-term objectives. Mr. Kissel's 1999 bonus was based on the completion of specified corporate projects for 1999 within specified time and budget, the achievement of specified minimum financial ratios and the achievement of specified goals with respect to the Bank's financial performance and growth.

               With respect to 1999 compensation for senior officers, the Compensation Committee based its recommendations, and the full Board based its actions, on the duties and responsibilities of the officer in question, the performance of Peapack-Gladstone and of the particular officer in 1998, and the performance anticipated from the officer in 1999 and future years. Bonuses for each senior officer were set based on goals set for the senior officer and for Peapack-Gladstone as a whole. The Chief Executive Officer set goals for each senior officer.

               Another compensation tool that the Board uses to relate executive compensation to the performance of Peapack-Gladstone and the Bank as a whole is Peapack-Gladstone's Stock Option Plans. Recommendations for awards under the plans are made to the full Board by the Compensation Committee. T. Leonard Hill and Frank A. Kissel have no input regarding their own compensation which is determined by the remaining directors. The Compensation Committee granted options to all the Named Executive Officers in 1999.

               Detailed information relating to the Named Executive Officers is shown in the compensation tables above.

                             COMPENSATION COMMITTEE

                              F. DUFFIELD MEYERCORD
                                EDWARD A. MERTON
                                  JACK D. STINE
                                 T. LEONARD HILL
                                 FRANK A. KISSEL

                                PERFORMANCE GRAPH

               The following graph compares the cumulative total return on a hypothetical $100 investment made on January 1, 1995 in: (a) Peapack-Gladstone's common stock: (b) the Standard and Poor's ("S&P") 500 Stock Index; and (c) the Keefe, Bruyette & Woods KBW 50 Index. The graph is calculated assuming that all dividends are reinvested during the relevant periods. The graph shows how a $100 investment would increase or decrease in value over time, based on dividends (stock or cash) and increases or decreases in the market price of the stock.

               This year, Peapack-Gladstone switched from Keefe, Bruyette & Woods Eastern Region Index of banking organizations to the KBW 50 Index, an index composed of fifty money center and regional banks. This switch is necessary because, Keefe, Bruyette & Woods will no longer track an Eastern Region Index. Instead, the KBW 50 Index should provide a consistent means for comparing the performance of Peapack-Gladstone's common stock against other financial institutions generally. The comparable figures in the graph below for the Keefe, Bruyette & Woods Eastern Region Index would have been 1/1/95 - $100; 12/31/95 - $169.75; 12/31/96 - $232.83; 12/31/97 -$437.09; 12/31/98 - $388.14;
12/31/99 - $374.87.

[GRAPHIC OMITTED]

CAPTION>

                                  Index
 Symbol                   Description                          1/1/95   12/31/95   12/31/96   12/31/97  12/31/98   12/31/99
------------  -----------------------------------------------  -------  ---------  ---------  --------  ---------  ----------
      /          Peapack-Gladstone Financial Corporation       $100.00   $130.94    $181.99    $260.71   $394.80    $361.96
------------  -----------------------------------------------  -------  ---------  ---------  --------  ---------  ----------
------------  -----------------------------------------------  -------  ---------  ---------  --------  ---------  ----------
      /    /               S&P 500 Stock Index                 $100.00   $160.16    $226.56    $331.21   $358.62    $346.17
------------  -----------------------------------------------  -------  ---------  ---------  --------  ---------  ----------
------------  -----------------------------------------------  -------  ---------  ---------  --------  ---------  ----------
      /    \                   KBW 50 Index                    $100.00   $134.11    $161.29    $211.30   $267.65    $319.91
------------  -----------------------------------------------  -------  ---------  ---------  --------  ---------  ----------


                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

               The firm of independent accountants of the Company recommended by the Audit Committee and selected by the Board of Directors for the current fiscal year is KPMG LLP. The Board of Directors expects that representatives of KPMG LLP will be present at the Annual Meeting, will be given an opportunity to make a statement at such meeting if they desire to do so and will be available to respond to appropriate questions.


                              SHAREHOLDER PROPOSALS

               New   Jersey   corporate   law   requires   that  the  notice  of
shareholders' meeting (for either a regular or special meeting) specify the purpose or purposes of such meeting. Thus any substantive proposal, including shareholder proposals, must be referred to in Peapack-Gladstone's notice of shareholders' meeting for such proposal to be properly considered at a meeting of Peapack-Gladstone.

               Proposals of shareholders which are eligible under the rules of the SEC to be included in Peapack-Gladstone's year 2001 proxy material must be received by the Secretary of Peapack-Gladstone no later than December 27, 2000.

               If Peapack-Gladstone changes its 2001 Annual Meeting date to a date more than 30 days from the date of its 2000 Annual Meeting, then the deadline referred to in the preceding paragraph will be changed to a reasonable time before Peapack-Gladstone begins to print and mail its proxy materials. If Peapack-Gladstone changes the date of its 2001 Annual Meeting in a manner that alters the deadline, Peapack-Gladstone will so state under Item 5 of the first quarterly report on Form 10-Q it files with the SEC after the date change or notify its shareholders by another reasonable means.


            OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING

               The Board of Directors knows of no business that will be presented for consideration at the meeting other than that stated in this proxy statement. Should any other matter properly come before the meeting or any adjournment thereof, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

               Whether you intend to be present at the meeting or not, you are urged to return your signed proxy promptly.

                               By Order of the Board of Directors



                               FRANK A. KISSEL,
                               President




Gladstone, New Jersey
March 24, 2000





               Peapack-Gladstone's Annual Report for the year-ended December 31, 1999 is being mailed to the shareholders with this proxy statement. However, such Annual Report is not incorporated into this proxy statement and is not deemed to be a part of the proxy soliciting material.